UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 30, 2013 (July 26, 2013)

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry Into a Material Definitive Agreement.

Restructuring Agreement

In connection with the initial public offering (the “Offering”) of Class A common stock of the Company, par value $0.001 per share (the “Class A Common Stock”), Jones Energy, Inc. (the “Company”), Jones Energy Holdings, LLC (“JEH LLC”) and certain equity owners of JEH LLC (the “Existing Owners”) entered into a Restructuring Agreement (the “Restructuring Agreement”), pursuant to which the parties agreed to effect a recapitalization of the equity ownership in the Company and JEH LLC (the “Reorganization”), immediately prior to the closing of the Offering.  As previously reported, the Offering closed on July 29, 2013.

The Restructuring Agreement, in conjunction with the JEH LLC Agreement (as defined below), effected the following recapitalization transactions:

•                  Immediately prior to the closing of the Offering, all of the limited liability company interests in JEH LLC held by the Existing Owners were exchanged for a number of new limited liability company interests in JEH LLC (the “JEH LLC Units”) equal to 36,836,333 multiplied by such Existing Owner’s proportionate share of JEH LLC;

•                  At the closing of the Offering, JEH LLC exchanged its shares of common stock of the Company for shares of Class B common stock of the Company (“Class B Common Stock”) and immediately distributed such shares to the Existing Owners in proportion to the number of JEH LLC Units held by each Existing Owner; and

•                  Upon consummation of the Offering, the Company contributed the net proceeds from the Offering to JEH LLC in exchange for JEH LLC Units.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Restructuring Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Exchange Agreement

In connection with the closing of the Offering, the Company entered into an Exchange Agreement with JEH LLC and the Existing Owners. Pursuant to the Exchange Agreement, the Existing Owners and their permitted transferees have the right, subject to the terms of the Exchange Agreement, to exchange their JEH LLC Units (together with a corresponding number of shares of Class B Common Stock) with JEH LLC for shares of Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications and other similar transactions.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Tax Receivable Agreement

In connection with the Exchange Agreement described above, the Company entered into a Tax Receivable Agreement.  This agreement generally provides for the payment by the Company of 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that the Company actually realizes (or is deemed to realize in certain circumstances) in periods after the Offering as a result of (i) the tax basis increases resulting from the exchange of JEH LLC Units for shares of Class A Common Stock (or resulting from a sale of JEH LLC Units for cash) and (ii) imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, any payments the Company makes under the Tax Receivable Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Tax Receivable Agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Registration Rights and Stockholders Agreement

In connection with the closing of the Offering, the Company entered into a Registration Rights and Stockholders Agreement (the “Stockholders Agreement”) with Metalmark Capital Partners (C) II, L.P. and its affiliated entities (“Metalmark”) and certain entities directly or indirectly controlled by Jonny Jones, the Company’s chief executive officer (the “Jones family entities”). The Stockholders Agreement grants each of Metalmark and the Jones family entities (collectively) the right to nominate two members of the Company’s board of directors so long as Metalmark or the Jones family entities, as applicable, holds not less than 50% of the common stock that they hold immediately following the Offering and the right to nominate one member of the Company’s board of directors so long as they hold not less than 20% of the common stock that they hold immediately following the Offering. The Stockholders Agreement also requires the stockholders party thereto to take all necessary actions, including voting their shares of common stock, for the election of these nominees.

In addition, the Stockholders Agreement contains provisions with respect to demand registration rights and piggy-back registration rights as described in the prospectus, dated July 23, 2013 (File No. 333-188896) (the “Prospectus”), filed by the Company with the United States Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). At any time after 180 days after the consummation of the Offering, each of Metalmark and the Jones family entities (collectively) will have the right to require the Company by written notice to register the sale of any number of their shares of common stock and will have the right to cause up to an aggregate of three such required or “demand” registrations. The Company is not obligated to effect any demand registration in which the anticipated aggregate offering price included in such offering is equal to or less than $50,000,000 ($25,000,000 where the registration is on a Form S-3). Furthermore, if, at any time, the Company proposes to register an offering of Class A common stock (subject to certain exceptions) for the Company’s own account, then it must give prompt notice to Metalmark and the Jones family entities to allow them to include a specified number of their shares in that registration statement. These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally be obligated to pay all registration expenses in connection with the registration obligations, regardless of whether a registration statement is filed or becomes effective. The Stockholders Agreement also includes customary provisions dealing with indemnification, contribution and allocation of expenses.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Relationships

As more fully described in the section “Certain relationships and related party transactions” of the Prospectus, which is incorporated herein by reference, two of the Company’s directors are employees of Metalmark, and Metalmark has various relationships with the Company.  In addition, the Jones family entities have various relationships with the Company.  For further information concerning the material relationships between the Company and Metalmark and the Jones family entities, respectively, see the section entitled “Certain relationships and related party transactions” of the Prospectus.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

Restructuring Agreement

The description of the Restructuring Agreement provided above under Item 1.01 is incorporated in this Item 2.01 by reference. A copy of the Restructuring Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 2.01 by reference.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The description of the Restructuring Agreement provided above under Item 1.01, including the issuance of shares of Class B Common Stock by the Company in exchange for the shares of its common stock held by JEH LLC in connection with the consummation of the transactions contemplated by the JEH LLC Agreement (as defined below) and the Restructuring Agreement, is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(2) of the Securities Act. The Company believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jones Energy, Inc. 2013 Omnibus Incentive Plan

Effective upon consummation of the Offering, the board of directors of the Company adopted the Jones Energy, Inc. 2013 Omnibus Incentive Plan (the “LTIP”) for employees, directors and consultants of the Company and its affiliates. The LTIP may consist of the following components: restricted stock, stock options, performance awards, restricted stock units, bonus stock awards, stock appreciation rights, cash awards, dividend equivalents, and other share-based awards. The LTIP limits the number of shares that may be delivered pursuant to awards to 3,850,000 shares of Class A Common Stock.  The LTIP will be administered by the board of directors of the Company or a committee thereof.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.6 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Jones Energy, Inc. Short Term Incentive Plan

Effective upon consummation of the Offering, the board of directors of the Company adopted the Jones Energy, Inc. Short Incentive Plan (the “STIP”) for employees of the Company. The STIP will be administered by the compensation committee of the board of directors of the Company.  Awards under the STIP will be in the form of cash bonus awards and will be awarded based on the achievement of certain business objectives and other criteria established by the compensation committee.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the STIP, which is filed as Exhibit 10.7 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Election of Director

Effective upon consummation of the Offering and in accordance with Section 4.1 of the Company’s Restated Bylaws (as defined below), the Company’s board of directors increased the size of the board to five members and elected Alan D. Bell to serve as the fifth director of the board.  Mr. Bell is an independent director and will serve as the chairman of the audit committee of the Company and as a member of the compensation and nominating and corporate governance committees of the Company.

Mr. Bell was not elected pursuant to any arrangement or understanding with the Company or any affiliate of the Company.  Mr. Bell has no relationship that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.  The Company entered into an indemnification agreement with Mr. Bell, effective as of July 29, 2013, pursuant to which the Company agreed to indemnify Mr. Bell for certain claims and liabilities arising from Mr. Bell’s actions as a director of the Company.

Mr. Bell is a retired senior audit partner in the energy industry. Prior to his retirement in 2006, Mr. Bell served as the Director of the Southwest Area Energy Practice at Ernst & Young

LLP since 1998, after having performed various roles in the firm since joining in 1973. Mr. Bell began his career as a petroleum engineer at Chevron Oil Company from 1969 to 1972. Mr. Bell currently serves as a director of Approach Resources Inc. where he chairs the audit committee and is a director of the National Association of Corporate Directors—North Texas Chapter. Mr. Bell is a NACD Board Leadership Fellow. Mr. Bell previously served as a director of Dune Energy, Inc. from May 2007 until January 2012 and of Toreador Resources Corporation from August 2006 until June 2009. Mr. Bell also served as the Chief Restructuring Officer of Energy Partners Ltd. (now known as EPL Oil & Gas, Inc.) from March to September 2009. Mr. Bell is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the Society of Petroleum Engineers. Mr. Bell earned a Petroleum Engineering degree from the Colorado School of Mines and an M.B.A. from Tulane University.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Certificate of Incorporation of Jones Energy, Inc.

In connection with the Offering, the Company amended and restated its Certificate of Incorporation (as amended, the “Restated Certificate”). A description of the Restated Certificate is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Restated Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws of Jones Energy, Inc.

On July 29, 2013, in connection with the Offering, the Company amended and restated its bylaws (as amended, the “Restated Bylaws”). A description of the Restated Bylaws is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Restated Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Third Amended and Restated Limited Liability Company Agreement of Jones Energy Holdings, LLC

In connection with the Reorganization, JEH LLC amended and restated its Limited Liability Company Agreement (as amended, the “JEH LLC Agreement”). The amendments to the JEH LLC Agreement included, among other things, recapitalizing the equity ownership of JEH LLC and outlining the rights of the Existing Owners and management by the Company, as sole managing member, of JEH LLC’s business.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the JEH LLC Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Amended and Restated Certificate of Incorporation of Jones Energy, Inc.
3.2	Amended and Restated Bylaws of Jones Energy, Inc.
10.1	Third Amended and Restated Limited Liability Company Agreement of Jones Energy Holdings, LLC
10.2	Restructuring Agreement
10.3	Exchange Agreement
10.4	Tax Receivable Agreement
10.5	Registration Rights and Stockholders Agreement
10.6	Jones Energy, Inc. 2013 Omnibus Incentive Plan
10.7	Jones Energy, Inc. Short Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: July 30, 2013	By:	/s/ Mike S. McConnell
Mike S. McConnell
President

Signature Page to Form 8-K

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

3.1	Amended and Restated Certificate of Incorporation of Jones Energy, Inc.
3.2	Amended and Restated Bylaws of Jones Energy, Inc.
10.1	Third Amended and Restated Limited Liability Company Agreement of Jones Energy Holdings, LLC
10.2	Restructuring Agreement
10.3	Exchange Agreement
10.4	Tax Receivable Agreement
10.5	Registration Rights and Stockholders Agreement
10.6	Jones Energy, Inc. 2013 Omnibus Incentive Plan
10.7	Jones Energy, Inc. Short Term Incentive Plan